UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)         JUNE 19, 1998


                         LASER MORTGAGE MANAGEMENT, INC.
                         --------------------------------
             (Exact name of registrant as specified in its charter)


      MARYLAND                    001-13563                     22-353916
  (State or other              (Commission                    (IRS Employer
  jurisdiction of              File Number)                    ID Number)
  incorporation)


  51 JOHN F. KENNEDY PARKWAY, SHORT HILLS, NEW JERSEY          07078
  ---------------------------------------------                -----
     (Address of principal executive offices)               (Zip Code)


   Registrant's Telephone Number, including area code:    (973) 912-8770


                                       N/A
          (Former name or former address, if changed since last report)

Item 5.   Other Events.

          On June 19, 1998, the Registrant issued a press release announcing the Board of Directors' declaration of a cash dividend of $0.38 per share of common stock for the second quarter of 1998. The dividend is payable on July 31, 1998 to stockholders of record as of June 30, 1998. The Registrant also authorized an increase in its stock repurchase program. The complete text of the news release is set forth as Exhibit 20 hereto.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements

         None.

(b) Pro Forma Financial Statements

         None.

(c) Exhibits

20       News Release, dated June 19, 1998.


         SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      LASER MORTGAGE MANAGEMENT, INC.

                                      By: /s/ Thomas G. Jonovich
                                          -------------------------------
                                          Name:  Thomas G. Jonovich
                                          Title: Chief Financial Officer


Dated: June 23, 1998

                                  EXHIBIT INDEX

      EXHIBIT                   DESCRIPTION

       20                 News Release, dated June 19, 1998.